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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 April 17, 2007


                               PLIANT CORPORATION
               (Exact name of company as specified in its charter)


          Delaware                    333-40067                43-2107725
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission file number)       (IRS Employer
      of incorporation)                                   Identification Number)

                         1475 Woodfield Road, Suite 700
                              Schaumburg, IL 60173
               (Address of principal executive offices) (Zip Code)


                                 (847) 969-3300
              (Registrant's telephone number, including area code)


                                      N.A.
          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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Item 3.02.  Unregistered Sales of Equity Securities.

(a)
     On April 17, 2007, Pliant Corporation (the "Company") issued 220 shares (the "Shares") of its Series M Preferred Stock, par value $.01 per share (the "Series M Preferred Stock"), to certain of its employees pursuant to the Company's 2006 Restricted Stock Incentive Plan (the "Plan").

     The Shares had previously been issued by the Company pursuant to an issuance of 8,000 shares of Series M Preferred Stock to certain of its employees as earlier reported in the Company's Form 8-K filed on February 26, 2007 (the "February 26 8-K"). The Company has since repurchased the Shares from one of its former named executive officers. The issuance of the Shares is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), under Section 4(2) of the Securities Act and Rule 506 promulgated by the Securities and Exchange Commission thereunder. This exemption applies because all recipients are named executive officers of the Company and, therefore, accredited investors.

     The Shares are automatically convertible into shares of the Company's Common Stock, per value $.01 per share, under certain circumstances. The terms of conversion of the Shares is described in Item 3.02(a) of the February 26 8-K which description is incorporated herein by reference in its entirety.


Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)
     Issuance of the Shares of Series M Preferred Stock

     As described in Item 3.02(a) above, on April 17, 2007, the Company issued pursuant to the Plan the Shares of Series M Preferred Stock to the named executive officers listed in the table below in the amount set forth opposite each such officer's name:

                                                             Shares of
Executive Officer                                     Series M Preferred Stock
-----------------                                     ------------------------
Stephen T. Auburn                                                5
R. David Corey                                                  15
Greg E. Gard                                                    60
James L. Kaboski                                                 5
James M. Kingsley                                                5
Joseph J. Kwederis                                               5
Robert J. Maltarich                                            115
Kenneth J. Swanson                                               5
Fred D. Wampnar                                                  5
   Total                                                       220


     Each grant of the Shares of Series M Preferred Stock is governed by a Restricted Stock Agreement ("Restricted Stock Agreement") dated as of April 17, 2007. The parties to each Restricted Stock Agreement agreed that, as of the date thereof, the fair market value of each share of Series M Preferred Stock was $103. The Restricted Stock Agreements are substantially identical to the Restricted Stock Agreements described in Item 5.02(e) of the February 26 8-K under the heading "Issuance of Series M Preferred Stock", which description is incorporated by reference herein in its entirety.


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     Cash Bonuses

     Because the Shares of Series M Preferred Stock have a fair market value in excess of the purchase price paid by the recipients of the Shares of Series M Preferred Stock, and it is contemplated that the holders of the Shares of Series M Preferred Stock will file elections under Section 83(b) under the Internal Revenue Code with respect to the Shares of Series M Preferred Stock purchased, each purchaser of the Shares of Series M Preferred Stock will recognize income of $83 per share in connection with their purchase of the Shares of Series M Preferred Stock. In order to alleviate such tax consequences, the Compensation Committee of the Board of Directors approved the payment by the Company of cash bonuses to each of the purchasers of the Shares of Series M Preferred in the following amounts, which were approximated to equal the income tax payable (on a grossed-up basis) by such grantees on account of the issuance of the Shares of Series M Preferred Stock.

Executive Officer                                            Cash Bonus Amount
-----------------                                            -----------------
Stephen T. Auburn                                             $       270.38
R. David Corey                                                $       811.15
Greg E. Gard                                                  $     3,787.61
James L. Kaboski                                              $       270.38
James M. Kingsley                                             $       270.38
Joseph J. Kwederis                                            $       270.38
Robert J. Maltarich                                           $     7,202.08
Kenneth J. Swanson                                            $       302.99
Fred D. Wampnar                                               $       270.38
Total                                                         $    13,455.73

     Deferred Cash Incentive Plan

     On April 17, 2007, the Company awarded, pursuant to the Company's Deferred Cash Incentive Plan, the following Bonus Percentages to the officers listed in the table below in the amount set forth opposite each such officer's name:

Executive Officer                                             Bonus Percentage
-----------------                                             ----------------
Stephen T. Auburn                                                 0.0625%
R. David Corey                                                    0.1875%
Greg E. Gard                                                      0.7500%
James L. Kaboski                                                  0.0625%
James M. Kingsley                                                 0.0625%
Joseph J. Kwederis                                                0.0625%
Robert J. Maltarich                                               1.4375%
Kenneth J. Swanson                                                0.0625%
Fred D. Wampnar                                                   0.0625%
Total                                                             2.75  %


     The terms and conditions of the Deferred Cash Incentive Plan are described in Item 5.02(e) of the February 26 8-K under the heading "Deferred Cash Incentive Plan", which description is incorporated by reference herein in its entirety.



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Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PLIANT CORPORATION


Date: April 23, 2007                        By:  /s/ Joseph J. Kwederis
                                               --------------------------------
                                            Joseph J. Kwederis
                                            Senior Vice President and Chief
                                                Financial Officer